SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 21, 2006
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


   New Jersey                           0-50467                  52-2413926
   ------------------------------------------------------------------------
   (State or other jurisdiction        (File No.)              (IRS Employer
   of incorporation)                                      Identification Number)


   310 North Avenue East, Cranford, New Jersey                      07016
   ------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 21, 2006, the Audit Committee of the Board of Directors of Synergy Financial Group, Inc. (the "Company") approved the dismissal of Grant Thornton LLP ("Grant Thornton") as the Company's independent certifying accountant.

     The reports of Grant Thornton on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's fiscal years ended December 31, 2005 and 2004, and in connection with the audit of the Company's consolidated financial statements for such periods, and for the period from January 1, 2006 to February 21, 2006, there were no disagreements or reportable events between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to such matter in connection with its audit reports on the Company's consolidated financial statements.

     The Company has provided Grant Thornton with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Grant Thornton deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Grant Thornton's letter is filed as Exhibit 16 hereto.

     Effective February 21, 2006, the Company engaged Crowe Chizek and Company LLC as its new independent certifying accountant. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Company did not consult with Crowe Chizek and Company LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or (ii) the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits:

          Letter of concurrence from Grant Thornton, LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SYNERGY FINANCIAL GROUP, INC.



Date: February 27, 2006                     By: /s/ A. Richard Abrahamian
                                                -------------------------------
                                                A. Richard Abrahamian
                                                Senior Vice President
                                                and Chief Financial Officer